AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2019	2018
ASSETS
Cash and due from banks	$511,125	$622,750
Cash segregated for regulatory purposes	346,143	—
Federal funds sold	100	100
Total cash and cash equivalents	857,368	622,850
Securities - available for sale	227,513	180,305
Stock of regulatory agencies, at cost	20,276	17,250
Loans held for sale, carried at fair value	33,260	35,077
Loans held for sale, carried at lower of cost or fair value	4,800	2,686
Loans and leases—net of allowance of $57,085 as of June 2019 and $49,151 as of June 2018	9,382,124	8,432,289
Mortgage servicing rights, carried at fair value	9,784	10,752
Other real estate owned and repossessed vehicles	7,485	9,591
Securities borrowed	144,706	—
Customer, broker-dealer and clearing receivables	203,192	—
Goodwill and other intangible assets—net	134,893	67,788
Other assets	194,837	160,916
TOTAL ASSETS	$11,220,238	$9,539,504

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$1,441,930	$1,015,355
Interest bearing	7,541,243	6,969,995
Total deposits	8,983,173	7,985,350
Advances from the Federal Home Loan Bank	458,500	457,000
Borrowings, subordinated notes and debentures	168,929	54,552
Securities loaned	198,356	—
Customer, broker-dealer and clearing payables	238,604	—
Accounts payable and accrued liabilities and other liabilities	99,626	82,089
Total liabilities	10,147,188	8,578,991
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2019 and June 2018	5,063	5,063
Common stock—$0.01 par value; 150,000,000 shares authorized, 66,563,922 shares issued and 61,128,817 shares outstanding as of June 2019, 65,796,060 shares issued and 62,688,064 shares outstanding as of June 2018	666	658
Additional paid-in capital	389,945	366,515
Accumulated other comprehensive income (loss)—net of tax	16	(613)
Retained earnings	826,170	671,348
Treasury stock, at cost; 5,435,105 shares as of June 2019 and 3,107,996 shares as of June 2018	(148,810)	(82,458)
Total stockholders’ equity	1,073,050	960,513
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,220,238	$9,539,504

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2019	2018
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$128,268	$111,481
Securities borrowed and customer receivables	4,776	—
Investments	8,599	7,417
Total interest and dividend income	141,643	118,898
INTEREST EXPENSE:
Deposits	32,695	22,689
Advances from the Federal Home Loan Bank	5,986	8,243
Securities loaned	376	—
Other borrowings	2,149	918
Total interest expense	41,206	31,850
Net interest income	100,437	87,048
Provision for loan and lease losses	2,800	3,900
Net interest income, after provision for loan and lease losses	97,637	83,148
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	842	—
Prepayment penalty fee income	1,774	754
Gain on sale - other	549	2,846
Mortgage banking income	2,308	1,903
Broker-dealer fee income	6,701	—
Banking and service fees	11,050	11,474
Total non-interest income	23,224	16,977
NON-INTEREST EXPENSE:
Salaries and related costs	33,909	28,665
Data processing and internet	7,358	5,209
Advertising and promotional	3,445	4,408
Depreciation and amortization	5,123	2,855
Broker-dealer clearing charges	1,727	—
Occupancy and equipment	2,588	1,602
Professional services	3,427	1,326
FDIC and regulatory fees	2,418	1,522
Real estate owned and repossessed vehicles	8	309
General and administrative expense	5,533	3,777
Total non-interest expense	65,536	49,673
INCOME BEFORE INCOME TAXES	55,325	50,452
INCOME TAXES	14,691	13,335
NET INCOME	$40,634	$37,117
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$40,557	$37,040
COMPREHENSIVE INCOME	$41,168	$37,645
Basic earnings per share	$0.66	$0.59
Diluted earnings per share	$0.66	$0.58

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2019	2018	2017
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$525,317	$446,991	$358,849
Securities borrowed and customer receivables	8,746	—	—
Investments	30,824	28,083	28,437
Total interest and dividend income	564,887	475,074	387,286
INTEREST EXPENSE:
Deposits	117,080	79,851	56,494
Advances from the Federal Home Loan Bank	32,834	22,848	12,403
Securities loaned	748	—	—
Other borrowings	5,620	3,881	5,162
Total interest expense	156,282	106,580	74,059
Net interest income	408,605	368,494	313,227
Provision for loan and lease losses	27,350	25,800	11,061
Net interest income, after provision for loan and lease losses	381,255	342,694	302,166
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	709	(18)	3,920
Other-than-temporary loss on securities:
Total impairment losses	(1,666)	(6,271)	(10,937)
Loss (gain) recognized in other comprehensive income	845	6,115	8,973
Net impairment loss recognized in earnings	(821)	(156)	(1,964)
Fair value gain (loss) on trading securities	—	—	743
Total unrealized loss on securities	(821)	(156)	(1,221)
Prepayment penalty fee income	5,851	3,862	4,574
Gain on sale - other	6,160	5,734	4,487
Mortgage banking income	5,267	13,755	14,284
Broker-dealer fee income	11,737	—	—
Banking and service fees	53,854	47,764	42,088
Total non-interest income	82,757	70,941	68,132
NON-INTEREST EXPENSE:
Salaries and related costs	127,433	100,975	81,821
Data processing and internet	24,150	17,400	13,323
Advertising and promotional	14,710	15,500	9,367
Depreciation and amortization	16,471	8,574	6,094
Occupancy and equipment	8,571	6,063	5,612
Broker-dealer clearing charges	2,822	—	—
Professional services	11,916	5,280	4,980
FDIC and regulatory fees	9,005	4,860	4,330
Real estate owned and repossessed vehicles	913	260	498
General and administrative expense	35,215	15,024	11,580
Total non-interest expense	251,206	173,936	137,605
INCOME BEFORE INCOME TAXES	212,806	239,699	232,693
INCOME TAXES	57,675	87,288	97,953
NET INCOME	$155,131	$152,411	$134,740
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$154,822	$152,102	$134,431
COMPREHENSIVE INCOME	$155,760	$151,311	$142,531
Basic earnings per share	$2.50	$2.41	$2.11
Diluted earnings per share	$2.48	$2.37	$2.10

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2019	2018	2017
NET INCOME	$155,131	$152,411	$134,740
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $562, $(2,449), and $3,363 for the years ended June 30, 2019, 2018 and 2017, respectively.	1,741	(5,493)	5,218
Other-than-temporary impairment on securities recognized in other comprehensive income, net of tax expense (benefit) of $(251), $1,918 and $3,195 for the years ended June 30, 2019, 2018 and 2017, respectively.	(594)	4,197	4,957
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $191, $(104) and $1,536 for the years ended June 30, 2019, 2018 and 2017, respectively.	(518)	196	(2,384)
Other comprehensive income (loss)	$629	$(1,100)	$7,791
Comprehensive income	$155,760	$151,311	$142,531

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2016	515	$5,063	64,513,494	(1,294,102)	63,219,392	$645	$331,156	$384,815	$(7,304)	$(30,785)	$683,590
Net income	—	—	—	—	—	—	—	134,740	—	—	134,740
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	7,791	—	7,791
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Stock-based compensation expense and restricted stock unit vesting	—	—	602,438	(285,586)	316,852	6	14,961	—	—	(6,532)	8,435
Balance as of June 30, 2017	515	$5,063	65,115,932	(1,579,688)	63,536,244	$651	$346,117	$519,246	$487	$(37,317)	$834,247
Net income	—	—	—	—	—	—	—	152,411	—	—	152,411
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(1,100)	—	(1,100)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	—	(1,233,491)	(1,233,491)	—	—	—	—	(35,183)	(35,183)
Stock-based compensation expense and restricted stock unit vesting	—	—	680,128	(294,817)	385,311	7	20,398	—	—	(9,958)	10,447
Balance as of June 30, 2018	515	$5,063	65,796,060	(3,107,996)	62,688,064	$658	$366,515	$671,348	$(613)	$(82,458)	$960,513
Net income	—	—	—	—	—	—	—	155,131	—	—	155,131
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	629	—	629
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(2,009,352)	(2,009,352)	—	—	—	—	(56,437)	(56,437)
Stock-based compensation expense and restricted stock unit vesting	—	—	767,862	(317,757)	450,105	8	23,430	—	—	(9,915)	13,523
Balance as of June 30, 2019	515	$5,063	66,563,922	(5,435,105)	61,128,817	$666	$389,945	$826,170	$16	$(148,810)	$1,073,050

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$155,131	$152,411	$134,740
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(264)	(624)	(2,766)
Net accretion of discounts on loans and leases	(30,176)	(29,381)	(4,859)
Amortization of borrowing costs	208	208	208
Stock-based compensation expense	23,439	20,399	14,535
Valuation of financial instruments carried at fair value	—	—	(743)
Net gain on sale of investment securities	(709)	18	(3,920)
Impairment charge on securities	821	156	1,964
Provision for loan and lease losses	27,350	25,800	11,061
Broker-dealer reserve for bad debt	15,298	—	—
Deferred income taxes	(8,686)	17,034	(2,220)
Origination of loans held for sale	(1,471,906)	(1,564,165)	(1,375,443)
Unrealized (gain) loss on loans held for sale	(252)	(253)	222
Gain on sales of loans held for sale	(11,427)	(19,489)	(18,771)
Proceeds from sale of loans held for sale	1,481,911	1,576,353	1,433,068
Change in fair value of mortgage servicing rights	3,362	83	(31)
(Gain) loss on sale of other real estate and foreclosed assets	(283)	(258)	(42)
Depreciation and amortization	16,471	8,574	6,094
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(12,300)	(6,082)	4,511
Securities borrowed	13,192	—	—
Customer, broker-dealer and clearing receivables	13,684	—	—
Other assets	(15,264)	(40,988)	807
Securities loaned	(4,685)	—	—
Customer, broker-dealer and clearing payables	(1,506)	—	—
Accrued interest payable	1,129	469	(383)
Accounts payable and accrued liabilities	9,883	27,650	466
Net cash provided by (used) in operating activities	$204,421	$167,915	$198,498
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(146,886)	(100,503)	(249,909)
Proceeds from sales of securities	15,863	52,714	161,048
Proceeds from repayment of securities	93,779	139,338	307,456
Purchase of stock of regulatory agencies	(204,206)	(33,966)	(66,294)
Proceeds from redemption of stock of regulatory agencies	203,611	79,923	60,210
Origination of loans and leases held for investment	(6,756,832)	(5,895,902)	(4,068,990)
Proceeds from sale of loans and leases held for investment	119,881	20,719	31,918
Origination of mortgage warehouse loans, net	(126,491)	(26,899)	(113,711)
Proceeds from sales of other real estate owned and repossessed assets	2,202	1,832	367
Cash paid for deposit acquisition	(14,747)	—	—
Cash paid for acquisition	—	(70,002)	—
Acquisition of business activity, net of cash paid	67,343	—	—
Purchases of loans and leases, net of discounts and premiums	(11,525)	—	(269,886)
Principal repayments on loans and leases	5,846,349	4,818,558	3,427,818
Purchases of furniture, equipment and software	(20,082)	(11,817)	(8,758)
Net cash used in investing activities	$(931,741)	$(1,026,005)	$(788,731)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$997,823	$1,085,843	$855,456
Repayment of the Federal Home Loan Bank term advances	(147,500)	(30,000)	(95,000)
Net (repayment) proceeds of Federal Home Loan Bank other advances	149,000	(153,000)	8,000
Net (repayment) proceeds of other borrowings	21,700	(20,000)	(15,000)
Tax payments related to settlement of restricted stock units	(9,916)	(9,952)	(6,532)
Repurchase of treasury stock	(56,437)	(35,183)	—
Tax benefit from exercise of common stock options and vesting of restricted stock grants	—	—	432
Cash dividends paid on preferred stock	(232)	(309)	(309)
Net proceeds from issuance of subordinated notes	7,400	—	—
Net cash provided by financing activities	$961,838	$837,399	$747,047
NET CHANGE IN CASH AND CASH EQUIVALENTS	234,518	(20,691)	156,814
CASH AND CASH EQUIVALENTS—Beginning of year	622,850	643,541	486,727
CASH AND CASH EQUIVALENTS—End of year	$857,368	$622,850	$643,541
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$152,756	$106,112	$74,442
Income taxes paid	$64,117	$79,628	$102,482
Transfers from loans and leases held for investment to loans held for sale	$106,911	$31,207	$2,935
Loans held for investment sold, cash not received	$—	$17,742	$—
Securities transferred from held-to-maturity to available for sale portfolio	$—	$—	$194,153
Preferred stock dividends declared but not paid	$77	$—	$—

LOANS AND LEASES
The following table sets forth the composition of the loan and lease portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2019	June 30, 2018
Single family real estate secured:
Mortgage	$4,278,822	$4,198,941
Home equity	2,258	2,306
Warehouse and other[1]	820,559	412,085
Multifamily real estate secured	1,948,513	1,800,919
Commercial real estate secured	326,154	220,379
Auto and RV secured	290,894	213,522
Factoring	93,091	169,885
Commercial & Industrial	1,653,314	1,481,051
Other	35,705	18,598
Total gross loans and leases	9,449,310	8,517,686
Allowance for loan and lease losses	(57,085)	(49,151)
Unaccreted discounts and loan and lease fees	(10,101)	(36,246)
Total net loans and leases	$9,382,124	$8,432,289
1. The balance of single family warehouse loans was $301,999 at June 30, 2019 and $175,508 at June 30, 2018. The remainder of the balance was attributable to commercial specialty and lender finance loans secured by single family real estate.

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of trading and available for sale securities at June 30, 2019 and June 30, 2018 were:

	June 30, 2019
	Available for sale
(Unaudited) (Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$9,486	$179	$(79)	$9,586
Non-agency[2]	13,489	226	(690)	13,025
Total mortgage-backed securities	22,975	405	(769)	22,611
Other debt securities:
U.S. agencies[1]	1,682	3	—	1,685
Municipal	21,974	16	(828)	21,162
Non-agency	179,976	2,088	(9)	182,055
Total other debt securities	203,632	2,107	(837)	204,902
Total debt securities	$226,607	$2,512	$(1,606)	$227,513

	June 30, 2018
	Available for sale
(Unaudited) (Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$13,102	$152	$(328)	$12,926
Non-agency[2]	19,384	116	(2,057)	17,443
Total mortgage-backed securities	32,486	268	(2,385)	30,369
Other debt securities:
Municipal	20,953	2	(743)	20,212
Non-agency	127,558	2,267	(101)	129,724
Total other debt securities	148,511	2,269	(844)	149,936
Total debt securities	$180,997	$2,537	$(3,229)	$180,305
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2019		June 30, 2018
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$1,441,930	—%	$1,015,355	—%
Interest bearing:
Demand	2,709,014	2.06%	2,519,845	1.60%
Savings	2,466,214	1.48%	2,482,430	1.31%
Total interest-bearing demand and savings	5,175,228	1.78%	5,002,275	1.46%
Time deposits:
$250 and under	1,866,811	2.47%	1,837,274	2.34%
Greater than $250	499,204	2.27%	130,446	2.05%
Total time deposits	2,366,015	2.43%	1,967,720	2.32%
Total interest bearing[2]	7,541,243	1.99%	6,969,995	1.70%
Total deposits	$8,983,173	1.67%	$7,985,350	1.48%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $1,124.0 million and $2,055.9 million as of June 30, 2019 and June 30, 2018, respectively, of which $796.7 million and $1,692.8 million, respectively, are time deposits classified as $250 and under.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
	2019	2018	2017	2016	2015
Non-interest-bearing, prepaid and other	3,743,334	3,535,904	3,113,128	1,816,266	553,245
Checking and savings accounts	311,067	270,082	274,962	292,012	31,461
Time deposits	23,447	2,309	2,748	4,807	5,515
Total number of deposit accounts	4,077,848	3,808,295	3,390,838	2,113,085	590,221

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2019			2018
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans and leases[3,4]	$9,234,461	$128,268	5.56%	$8,278,746	$111,481	5.39%
Interest-earning deposits in other financial institutions	710,703	4,333	2.44%	860,052	3,788	1.76%
Investment securities[4]	226,523	3,778	6.67%	180,843	2,681	5.93%
Securities borrowed and margin lending	350,413	4,776	5.45%	—	—	—%
Stock of the regulatory agencies, at cost	31,054	488	6.29%	54,176	948	7.00%
Total interest-earning assets	10,553,154	141,643	5.37%	9,373,817	118,898	5.07%
Non-interest-earning assets	325,078			145,478
Total assets	$10,878,232			$9,519,295
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,119,350	$16,921	1.64%	$4,406,649	$14,867	1.35%
Time deposits	2,625,852	15,774	2.40%	1,220,332	7,822	2.56%
Securities loaned	478,196	376	0.31%	—	—	—%
Advances from the FHLB	963,062	5,986	2.49%	1,676,439	8,243	1.97%
Borrowings, subordinated notes and debentures	154,749	2,149	5.55%	54,571	918	6.73%
Total interest-bearing liabilities	8,341,209	41,206	1.98%	7,357,991	31,850	1.73%
Non-interest-bearing demand deposits	1,385,750			1,138,226
Other non-interest-bearing liabilities	98,741			72,693
Stockholders’ equity	1,052,532			950,385
Total liabilities and stockholders’ equity	$10,878,232			$9,519,295
Net interest income		$100,437			$87,048
Interest rate spread[5]			3.39%			3.34%
Net interest margin[6]			3.81%			3.71%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $28.4 million and $29.1 million as of June 30, 2019 and 2018 three-month periods respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2019			2018			2017
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans and leases[2,3]	$8,974,820	$525,317	5.85%	$7,893,072	$446,991	5.66%	$6,819,102	$358,849	5.26%
Interest-earning deposits in other financial institutions	631,228	13,495	2.14%	807,348	12,450	1.54%	658,580	5,204	0.79%
Investment securities[3]	210,189	13,943	6.63%	209,434	11,335	5.41%	393,334	16,889	4.29%
Securities borrowed and margin lending	173,829	8,746	5.03%	—	—	—%	—	—	—%
Stock of the regulatory agencies, at cost	41,078	3,386	8.24%	61,222	4,298	7.02%	55,577	6,344	11.41%
Total interest-earning assets	10,031,144	564,887	5.63%	8,971,076	475,074	5.30%	7,926,593	387,286	4.89%
Non-interest-earning assets	234,993			100,380			116,545
Total assets	$10,266,137			$9,071,456			$8,043,138
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$3,906,833	$61,391	1.57%	$4,706,238	$54,013	1.15%	$4,619,769	$34,556	0.75%
Time deposits	2,322,039	55,689	2.40%	990,635	25,838	2.61%	941,919	21,938	2.33%
Securities loaned	221,469	748	0.34%	—	—	—%	—	—	—%
Securities sold under agreements to repurchase	—	—	—%	5,575	229	4.11%	33,068	1,465	4.43%
Advances from the FHLB	1,397,460	32,834	2.35%	1,296,120	22,848	1.76%	798,982	12,403	1.55%
Borrowings, subordinated notes and debentures	104,287	5,620	5.39%	54,522	3,652	6.70%	55,873	3,697	6.62%
Total interest-bearing liabilities	7,952,088	156,282	1.97%	7,053,090	106,580	1.51%	6,449,611	74,059	1.15%
Non-interest-bearing demand deposits	1,227,285			1,052,944			774,411
Other non-interest-bearing liabilities	76,651			68,361			58,040
Stockholders’ equity	1,010,113			897,061			761,076
Total liabilities and stockholders’ equity	$10,266,137			$9,071,456			$8,043,138
Net interest income		$408,605			$368,494			$313,227
Interest rate spread[4]			3.66%			3.79%			3.74%
Net interest margin[5]			4.07%			4.11%			3.95%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $28.7 million, $29.3 million and $30.3 million as of June 30, 2019, 2018 and 2017, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
BANKING BUSINESS
The following table presents our Banking segment’s information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended June 30, 2019 and 2018:

	For the Three Months Ended
	June 30,
	2019			2018
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans and leases[3,4]	$9,234,449	$128,268	5.56%	$8,278,725	$111,481	5.39%
Interest-earning deposits in other financial institutions	524,403	3,128	2.39%	860,052	3,788	1.76%
Investment securities[4]	224,828	3,779	6.72%	180,843	2,681	5.93%
Stock of the regulatory agencies, at cost	28,414	486	6.84%	54,176	948	6.98%
Total interest-earning assets	10,012,094	135,661	5.42%	9,373,796	118,898	5.07%
Non-interest-earning assets	188,959			137,014
Total assets	$10,201,053			$9,510,810
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,143,734	$16,964	1.64%	$4,448,942	$14,957	1.34%
Time deposits	2,625,852	15,774	2.40%	1,220,332	7,822	2.56%
Advances from the FHLB	963,062	5,987	2.49%	1,676,439	8,243	1.97%
Borrowings, subordinated notes and debentures	22	—	—%	68	1	5.88%
Total interest-bearing liabilities	7,732,670	38,725	2.00%	7,345,781	31,023	1.69%
Non-interest-bearing demand deposits	1,389,998			1,143,704
Other non-interest-bearing liabilities	70,848			70,349
Stockholders’ equity	1,007,537			950,976
Total liabilities and stockholders’ equity	$10,201,053			$9,510,810
Net interest income		$96,936			$87,875
Interest rate spread[5]			3.42%			3.38%
Net interest margin[6]			3.87%			3.75%

[1]	Average balances are obtained from daily data.

[2]	Annualized.

[3]	Loans and leases include loans held for sale, loan premiums and unearned fees.

[4]
Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $28.4 million and $29.1 million as of June 30, 2019 and 2018 three-month periods respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.

[5]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

[6]	Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

SECURITIES BUSINESS
The following table sets forth certain selected information concerning the Securities Business segment:

(Dollars in thousands)	Three months ended June 30, 2019
Compensation as a % of net revenue	35.0%
FDIC insured program balances at banks (end of period)	$341,576
Customer margin balances (end of period)	$189,193
Customer funds on deposit, including short credits (end of period)	$206,469

Clearing:
Total tickets	595,962
Correspondents (end of period)	62

Securities lending:
Interest-earning assets – stock borrowed (end of period)	$144,706
Interest-bearing liabilities – stock loaned (end of period)	$198,356